                                                                   EXHIBIT 10.21

                                                           [ENGLISH TRANSLATION]

                           PURCHASE AND SALE CONTRACT

Party A: Baoding Tianwei Yingli New Energy
Resources Co., Ltd.                                     Contract No.: YLFL060906
Party B: Baoding Tianwei Fu Le Metal Accessories
Co., Ltd.                                            Place of Execution: Baoding

After friendly discussions, in accordance with the Contract Law of People's Republic of China, Party A and Party B hereby enter into this contract (this "Contract") with respect to the purchase and sale of aluminum alloy profile.

Project Name: Solar Cell Frame                      Planned Consumption: 50 tons

I.   Product Specification, Volume, Unit Price and Total Price:

     Name        Specification      Surface Treatment          Unit Price            Remarks
     ----        -------------   -----------------------   ------------------   ----------------
Aluminum Alloy        Q128             Silver White          Aluminum Ingot        This price
    Profile                           (cut-to-length       Price+6500Yuan/ton   includes the 17%
                                       processing)                                 VAT tax and
                                                                                 transportation
                                                                                      fees.
Aluminum Alloy        Q127             Silver White          Aluminum Ingot
    Profile                           (cut-to-length       Price+6500Yuan/ton
                                       processing)
Aluminum Alloy        Q126             Silver White          Aluminum Ingot
    Profile                           (cut-to-length       Price+6500Yuan/ton
                                       processing)
Aluminum Alloy        Q110       Material (cut-to-length     Aluminum Ingot
    Profile                            processing)         Price+5500Yuan/ton

Notes:

     1. Subject to the actual delivery date, the aluminum ingot price shall be calculated based on the average settlement price for aluminum ingot of Shanghai Metal Exchange for the preceding month.

     2. The final production order shall be subject to the valid material list submitted by Party A in writing.

     3. The manufacturing fees for molds newly made by Party B as entrusted by Party A shall be verified and collected in accordance with Party B's relevant provisions.

II.  Technical Requirements and Acceptance Criteria:

     1.   Alloy Brand No.: 6005T5; (as required by Party A).

     2. Acceptance Criteria: High-Grade Precision National Standard GB/T5237-2000 shall be implemented.

     3. The surface treatment of the silver white materials shall require sand-blasting oxidation, and the oxidation film shall be 20um thick.

     4. With respect to the profile that has not passed the acceptance test, Party A shall give a notice to Party B within seven (7) days after the receipt of such goods, either by telephone or in writing, and Party B shall give its reply within two (2) working days. With respect to the unqualified profile, Party B shall make the replenishment and shipment within seven (7) working days.

III. Time of Delivery:

     1. Production Cycle: 7-10 days for newly-made molds, 10-15 for materials and 15-20 for silver white.

     2. The delivery shall be made promptly in accordance with the time of delivery set forth in the purchase order as required by Party A. No delay is allowed. In the event of any shipment that cannot be made in a timely manner, Party A shall be notified three (3) days in advance.

IV.  Packaging and Transportation:

     1. Party B shall carry out the packaging according to Party A's requirements, and no packages shall be returned.

     2. Party B shall be responsible for the transportation of the goods to Party A's factories.

V.   Settlement Method:

     1.   Terms of Payment: Check or Wire Transfer.

     2. The final quantity settled shall be subject to the order quantity set forth in the actual purchase order of Party A.

     3. Party B shall provide the shipping list, product quality warranty certificate and official invoice along with each shipment.

VI.  Liability for Breach

     1. Any matter in connection with liability for breach shall be settled through friendly consultation between the parties within the effective term hereof.

     2. If no settlement can be reached, such matter shall be implemented pursuant to Contract Law of People's Republic of China.

VII. Exhibits:

     1. Anything not addressed herein shall be solved by the parties through friendly consultation. Any supplemental terms confirmed by the parties through consultation shall be a valid exhibit to this Contract.

     2. This Contract contains two pages, and shall come into effect after it is signed and sealed by the parties with an effective term of three
          (3) Months commencing on October 10, 2006 and ending on January 10, 2007.

Party A                 Baoding Tianwei Yingli New Energy     Party B                 Baoding Tianwei Fu Le Metal
                        Resources Co., Ltd. (Seal)                                    Accessories Co., Ltd. (Seal)
Legal Representative:                                         Legal Representative:


Attorney-in-fact:       /s/ Li Honggang                       Attorney-in-fact:       /s/ Sun Zhenhai
                        -----------------------------------                           ----------------------------
Telephone:              0312-8929867                          Telephone:              13930266156
Fax:                    0312-8929800                          Fax:                    0312-3060653
Bank:                   Baoding Branch Business Department,   Bank:
                        ICBC
Bank Account:           0409003809221002578-063               Bank Account:
Tax No.:                130600700921062                       Tax No.: